EXHIBIT 99.1
JOBFLASH, INC.
FINANCIAL STATEMENTS
For The Years Ended December 31, 2006 and 2005

To the Board of Directors and Shareholders of
JobFlash, Inc.
Fremont, California
We have audited the accompanying balance sheets of JobFlash, Inc. (a Delaware Corporation) as of December 31, 2006 and 2005, and the related statements of operations, changes in shareholders’ equity and cash flows for the years then ended. These financials statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our report dated June 9, 2006, we expressed an opinion that the 2005 financial statements did not fairly present financial position, results of operations, and cash flows in conformity with accounting principles generally accepted in the United States of America because no evidential matter was available to support the impairment and write-off of Goodwill. As described in Note 12, the Company has commenced dissolution proceedings and provided support for the impairment of this asset. Accordingly, our present opinion on the 2005 financial statements, as presented herein, is different from that expressed in our previous report.
Additionally, in our reports dated May 3, 2007 and June 9, 2006, we expressed an opinion that the 2006 and 2005 financial statements did not fairly present financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States of America because management did not provide for deferred income taxes with respect to differences between income for financial reporting purposes and taxable income. As described in Note 8, the Company has changed its method of accounting for that item and has restated its 2006 and 2005 financial statements to conform with accounting principles generally accepted in the United States of America. Accordingly, our present opinion on the 2006 and 2005 financial statements, as presented herein, is different from that expressed in our previous report.
In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of JobFlash, Inc. as of December 31, 2006 and 2005, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Palo Alto, California	/s/ BROWN ADAMS LLP
May 21, 2007	CERTIFIED PUBLIC ACCOUNTANTS

JOBFLASH, INC.
BALANCE SHEETS
For the years ended December 31, 2006 and 2005
ASSETS

	2006	2005
	(Restated See Note 8)	(Restated See Note 8)
Current assets
Cash	$282,351	$495,008
Accounts receivable, net of allowance	121,922	60,261
Deferred tax asset, net of allowance	2,000,000	—
Prepaid expenses	10,334	25,518

Total current assets	2,414,607	580,787

Fixed assets and software, net of accumulated depreciation and amortization	18,017	89,312
Deposits	—	7,763

Total assets	$2,432,624	$677,862

LIABILITIES AND SHAREHOLDERS’ EQUITY

Current liabilities
Accounts payable	$34,230	$20,579
Accrued liabilities	136,377	201,442
Deferred revenue	135,344	—
Line of credit	1,000,000	—
Current portion of investor loans	360,000	—

Total current liabilities	1,665,951	222,021

Shareholders’ equity
Stock, common and preferred	7,793,037	7,292,305
Retained deficit	(7,026,364)	(6,836,464)

Total shareholders’ equity	766,673	455,841

Total liabilities and shareholders’ equity	$2,432,624	$677,862

The accompanying notes are an integral part of
these financial statements

JOBFLASH, INC.
STATEMENTS OF OPERATIONS
For the Years Ended December 31, 2006 and 2005

	2006	2005
	(Restated See Note 8)	(Restated See Note 8)
Revenue	$1,465,014	$1,599,713
Cost of Sales	895,561	961,860

Gross profit	569,453	637,853

Operating expenses
Engineering	987,322	1,718,608
Sales	807,622	646,966
Business development	—	123,308
General and administrative	571,617	549,303
Marketing	270,346	491,316

Total operating expenses	2,636,907	3,529,501

Operating loss	(2,067,454)	(2,891,648)

Other income and (expenses)
Interest expense	(90,608)	—
Interest income	7,782	3,668
Loss on disposal of assets	(38,821)	—

Total other income and (expenses)	(121,647)	3,668

Net loss before taxes	(2,189,101)	(2,887,980)

Income taxes (benefit):
Provision for income tax
Deferred	2,000,000	—
State taxes	(800)	(800)

Net loss	$(189,901)	$(2,888,780)

The accompanying notes are an integral part of
these financial statements

JOBFLASH, INC.
STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY
For the Years Ended December 31, 2006 and 2005

						Total
	Common	Preferred	Preferred	Preferred	Retained	Shareholders'
	(Voting)	Series A	Series B	Series B-1	Deficit	Equity
					(Restated See Note 8)

Balance at 12/31/2004	$—	$715,000	$4,600,861	$—	$(3,798,470)	$1,517,391

Prior period adjustment	5,628	—	—	—	(149,213)	(143,585)

Revised balance at 12/31/2004	5,628	715,000	4,600,861	—	(3,947,683)	1,373,806

Net loss	—	—	—	—	(2,888,780)	(2,888,780)

Stock issuance	16,500	—	—	2,000,125	—	2,016,625

Costs of issuance	—	—	—	(45,810)	—	(45,810)

Balance at 12/31/2005	22,128	715,000	4,600,861	1,954,315	(6,836,463)	455,841

Net loss	—	—	—	—	(189,901)	(189,901)

Stock issuance	—	—	733	500,000	—	500,733

Costs of issuance	—	—	—	—	—	—

Balance at 12/31/2006	$22,128	$715,000	$4,601,594	$2,454,315	$(7,026,364)	$766,673

The accompanying notes are an integral part of
these financial statements

JOBFLASH, INC.
STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2006 and 2005

	2006	2005
	(Restated See Note 8)	(Restated See Note 8)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(189,901)	$(2,888,780)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Loss on disposal of assets	38,821	65,451
Depreciation and amortization	48,074	56,576
Deferred tax assets	(2,000,000)	—
Prior period adjustment	—	(126,222)
(Increase) decrease in:
Accounts receivable	(61,661)	808
Prepaid expenses and other assets	22,947	55,243
Increase (decrease) in:
Accounts payable and accrued liabilities	(49,529)	(20,715)
Deferred revenue	133,459	82,823

Net cash provided by (used for) operating activities	(2,057,790)	(2,774,816)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of equipment	6,952	1,783
Purchase of equipment	(22,552)	(73,079)

Net cash provided by (used for) investing activities	(15,600)	(71,296)

CASH FLOWS FROM FINANCING ACTIVITIES
Payment on debt		(1,250)
Net increase in debt	1,360,000
Net proceeds from preferred series B/B-1 offering	500,733	1,954,315
Net proceeds from common stock offering	—	16,500

Net cash provided by (used for) financing activities	1,860,733	1,969,565

Net change in cash	(212,657)	(876,547)
Cash, beginning of year	495,008	1,371,555

Cash, end of year	$282,351	$495,008

SUPPLEMENTAL INFORMATION:
Interest paid	$90,608	$—

Income taxes paid	$800	$800

The accompanying notes are an integral part of
these financial statements

JOBFLASH, INC.
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2006 and 2005
NOTE 1 — NATURE OF OPERATIONS
Nature of Operations
JobFlash, Inc. (the ”Company”) the leading voice in hourly recruiting — is the first voice network that matches hourly employers with applicants. JobFlash leverages advances in speech recognition technology, cost effectiveness of Internet, and ubiquity of the telephone to bring the same efficiency to the hourly worker market as on-line job boards did to the professional workers market.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Accounting
JobFlash Inc. utilizes the accrual basis of accounting. Standard practice is to record and recognize revenue in the period in which it is earned and to match it with related expenses in a process known as matching. Even though cash is not received or paid in a credit transaction, they are recorded because they are consequential in the future income and cash flow of the company. The accrual basis is in accordance with generally accepted accounting principles (GAAP).
Cash
For purposes of reporting cash flows, cash includes all checking and money market deposit accounts. The Company is required to keep a minimum balance of $75,000 in its accounts held at Square 1 Bank.
Accounts receivable
The accounts receivable arise in the normal course of business of supplying job-recruiting services to customers. An allowance for bad debts of $10,674 and $8,298 has been established for the years ending December 31, 2006 and 2005, respectively. These amounts have been calculated by management based on historical trends.
Fixed assets and software
Equipment and software are recorded at cost and are depreciated and amortized using the straight-line method over their useful lives ranging from 24 to 36 months. Minor purchases of less than $1,000 are expensed as incurred.
Revenue and Revenue Recognition
The Company recognizes revenue according to rules and regulations as set forth by SOP 97-2. Revenue is realized when it is realizable and earned. The Company considers revenue realized or realizable and earned when the service has been provided to the customer, the sale price is fixed or determinable, and collectibility is reasonably assured.

JOBFLASH, INC.
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2006 and 2005
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — continued
Advertising
Advertising costs are expensed as incurred and included in marketing expense. Advertising expenses amounted to $6,264 and $105,129 for the years ended December 31, 2006 and 2005, respectively.
Research and development
Research and development costs are charged to operations when incurred and are included in operating expenses. The amounts charged in 2006 and 2005 were $592,801 and $744,838, respectively.
Income taxes
JobFlash, Inc. was incorporated as a Delaware Corporation, under section 228 of the Delaware General Corporation Law on March 13, 2003 under the original name “OnCall Systems, Inc.” The Company offices are located in the state of California. As such, the Company files tax returns for the state of California.
The Company accounts for income taxes in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 109, Accounting for Income Taxes. SFAS No. 109 requires recognition of deferred tax liabilities and assets for the expected future consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statements and tax bases of assets and liabilities using enacted tax rates.
Use of estimates
The preparation of the accompanying financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that are reported in the financial statements and accompanying disclosures. Although these estimates are based on management’s best knowledge of current events and actions the company may undertake in the future, actual results may be different from the estimates.
Stock Option Plan
The Company was required to adopt the provisions of FASB Statement No. 123R, Share-Based Payment (SFAS 123R) effective January 1, 2006. As permitted by SFAS No. 123R, the Company accounts for stock option awards using the calculated value method. Prior to 2006, the Company used the minimum value method permitted by FASB Statement No. 123, Accounting for Stock-Based Compensation (SFAS 123), to account for stock options granted to employees. The Company had elected the disclosure-only provisions of SFAS 123 and, accordingly, did not recognize compensation expense for stock option grants.

JOBFLASH, INC.
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2006 and 2005
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — continued
The provisions of SFAS No. 123R are applicable to stock options awarded by the Company beginning in 2006. Under SFAS No. 123R, the Company is required to recognize compensation expense for options granted in 2006 and thereafter. The Company used the prospective application transition method in adoption of SFAS No. 123R. Under this transition method, the Company was not required to recognize compensation expense for awards granted before 2006 for which the requisite service had been rendered during 2006.
For stock options awarded in 2006, the requisite service period has not been met for vesting. Therefore, no compensation expense has been recognized for these awards.
On April 16, 2007 (see Note 12), the Company’s Board of Directors approved liquidation of the Company in accordance with its bylaws and the Asset Purchase Agreement with Taleo Corporation. Pursuant to the liquidation, none of the options have been or will be exercised.
NOTE 3 — FIXED ASSETS AND SOFTWARE
As of December 31, 2006 and 2005, fixed assets and software consisted of the following:

	2006	2005
Computer equipment	$22,551	$165,104
Office equipment	0	3,464
Software	0	10,146

	22,551	178,714
Less: accumulated depreciation and amortization	(4,534)	(89,402)

	$18,017	$89,312

Depreciation and amortization expenses charged to operations for the years ended December 31, 2006 and 2005 were $48,074 and $56,576, respectively.
NOTE 4 — CONCENTRATION OF CREDIT RISK
Financial instruments that potentially subject the Company to credit risk consist principally of cash and money market deposits in excess of insured limits. At December 31, 2006 and 2005, the Company’s uninsured cash balances totaled $168,970 and $426,536, respectively. The Company has cash investment policies that limit the amount of credit exposure by restricting placement of these investments to financial institutions evaluated as highly credit-worthy.

JOBFLASH, INC.
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2006 and 2005
NOTE 5 — OPERATING LEASE
The Company’s operating lease for the office location expired and was not renewed. Therefore, there are no future lease payments. Basic rent expense for the year ended December 31, 2006 and 2005 were $62,104 and $93,909, respectively.
NOTE 6 — LINE OF CREDIT
The Company had a variable rate, draw down line of credit with Square 1 Bank for $1,510,000, which expired on December 31, 2006. All borrowings are secured by all assets of the Company.
The Company drew down $500,000 on February 1, 2006 and $500,000 on April 1, 2006 for a total of $1,000,000. On July 15, 2006 an Event of Default occurred under the Loan Agreement in that the Company failed to satisfy the requirement of delivering a Term Sheet for at least $4,000,000 in new equity. Square 1 Bank signed a Forbearance Agreement extending the terms to March 31, 2007 with the requirement that the Company continues to make all payments as stated under the Loan & Security Agreement dated in December 2005. The credit lines continue to bear an interest rate of 2.0% over the bank’s prime rate. The bank’s prime rate at December 31, 2006 was 10.25%.
Subsequent to the sale of the Company’s assets (see Note 12), the balance of the credit line was paid off according to the terms and provisions of the Forbearance Agreement.
NOTE 7 — SHAREHOLDER LOAN
On October 5th, 2006 the Company secured a Bridge Loan from its existing investors Maveron LLC and Mosaic Venture Partners II, Limited Partnership for $180,000 each for an aggregate of $360,000. The notes held an interest rate of 10% per annum compounded annually.
Subsequent to the sale of the Company’s assets (see Note 12), the balance and accrued interest was paid off according to the terms and provisions of the contract.
NOTE 8 — INCOME TAXES AND NET LOSS CARRYOVERS — Restated
The Company restated its financial statements for 2006 and 2005 for the adoption of Statement of Financial Accounting Standards No. 109 (“SFAS 109”). Prior to this restatement deferred tax assets were reported as $0 in the financial statements.
The Company accounts for income taxes in accordance with SFAS 109, whereby deferred taxes are provided on temporary differences arising from assets and liabilities whose bases are different for financial reporting and income tax purposes. Deferred taxes related to tax loss carryforwards consist of the following at December 31, 2006 and 2005.

JOBFLASH, INC.
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2006 and 2005
NOTE 8 — INCOME TAXES AND NET LOSS CARRYOVERS — continued

	2006		2005
	Current	Noncurrent	Current	Noncurrent
Deferred tax assets	$3,962,154	$0	$0	$2,800,733
Valuation allowance	(1,962,154)	0	0	(2,800,733)

	$2,000,000	$0	$0	$0

A valuation allowance of $1,583,148 existed at December 31, 2004 to eliminate the net deferred tax benefit that existed at the time since it was uncertain if the tax benefits would ever be realized. The allowance was increased by $1,217,585 to $2,800,733 at December 31, 2005. The allowance decreased by $838,579 to $1,962,154 at December 31, 2006.
Income tax benefit (expense) for the years ended December 31, 2006 and 2005 consisted of the following:

	2006	2005
Current tax expense	$(800)	$(800)
Increase in tax carryforwards	1,161,421	—
Decrease in valuation allowance	838,579	—

Income tax benefit (expense)	$1,999,200	$(800)

The provision for income tax shown on the statements of income differs from the amounts that would result from applying statutory tax rates to income before taxes because of certain expenses that are not deductible for tax purposes and the effect of the valuation allowance. No federal income taxes were paid in 2006 and 2005. California minimum franchise taxes paid for 2006 and 2005 were $800 per year.
As of December 31, 2006, the Company had combined federal and California net operating loss carryforwards of $17,292,947 that can be deducted against future taxable income. These tax carryforward amounts expire as follows:

Net Operating
Loss
Year Ended December 31	Carryforward
2023	$1,374,631
2024	5,808,939
2025	5,687,189
2026	4,422,188

Totals	$17,292,947

JOBFLASH, INC.
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2006 and 2005
NOTE 9 — SHAREHOLDERS’ EQUITY
Preferred stock
The preferred stock provides a dividend at a rate of $.0337662, $.088144, $.0064 per share per year for Series A, B, and B-1, respectively and pays if declared by the Board of Directors. Dividends are not cumulative. No preferred dividends were declared during the year ended December 31, 2006.
Preferred stock is convertible at any time into Common Stock as is determined by dividing $.4220779 for Series A, $1.10180 for Series B, and $.80 for Series B-1 by the conversion price at the date of conversion.
In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the Preferred stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common stock, $.4220779 per share for Series A, $1.1018 per share of Series B, and $.80 per share for Series B-1.
Common stock
The common stock pays dividends when and as declared by the Board of Directors. Common stock is not redeemable.
JobFlash, Inc.’s capital stock outstanding is summarized as follows:

	Par	Shares	Shares issued & outstanding
	Value	Authorized	12/31/06	12/31/05
Preferred Series A Stock (Voting, Dividend Bearing)	.0001	1,693,997	1,693,997	1,693,997
Preferred Series B Stock (Voting, Dividend Bearing)	.0001	4,238,520	4,238,520	4,238,520
Preferred Series B-1 Stock (Voting, Dividend Bearing)	.0001	3,375,000	3,125,000	2,500,000
Preferred Series — not designated (Voting, Dividend Bearing)	.0001	9,375,000	0	0
Common Stock (Voting, Dividend Bearing)	.0001	26,817,483	2,712,833	2,712,833

JOBFLASH, INC.
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2006 and 2005
NOTE 10 — PRIOR PERIOD ADJUSTMENTS
During the year ended December 31, 2005, the Company discovered errors made in prior periods financial statements. These errors are summarized as follows:

Amount
Description of Error	DR (CR)
Accounts receivable write off due to duplication	12,511
Write off of stale checks from prior periods	(8,489)
Prior period vacation accrual recorded in 2005	35,354
Prior year disbursements recorded in 2005	51,220
Write-off impaired Goodwill	70,979
Adjustment of retained earnings to actual	(17,990)
Common stock issuance	5,628

Effect on retained earnings and 2004 income	$149,213

NOTE 11 — STOCK-BASED COMPENSATION
Description of plan
The Company has a fixed employee stock-based compensation plan (share-based payment plan). Under this plan, the Company may grant options for up to 26,817,483 shares of common stock. The exercise price of each option is equal to the market price of the Company’s stock on the date of grant. The maximum term of the options is 10 years, and they vest 1/4 at the end of the first 12 months and 1/48 at the end of each subsequent month. As of December 31, 2006 and 2005, 1,883,000 shares have been authorized for issuance under this plan.
Status of the plan
Following is a summary of the status of the share-based payment plan during 2006 and 2005:

		Weighted average
	Number of shares	exercise price
Outstanding at 1/1/2005	962,315	$0.11
Granted	987,000	0.11
Exercised	0	0.00
Forfeited	303,155	.011

Outstanding at 12/31/2005	1,646,160	0.11

Options exercisable at 12/31/2005	87,908	$0.11

Weighted average fair value of options granted during 2005	0.00
The total intrinsic value of options during 2005 was $0.

JOBFLASH, INC.
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2006 and 2005
NOTE 11 — STOCK-BASED COMPENSATION — continued

		Weighted average
	Number of shares	exercise price
Outstanding at 1/1/2006	1,646,160	$0.11
Granted	217,944	0.11
Exercised	0	0.00
Forfeited	216,000	0.11

Outstanding at 12/31/2006	1,648,104	0.11

Options exercisable at 12/31/2006	788,258	$0.11

Details of options outstanding
Following is a summary of the status of options outstanding under the fixed share-based payment plan:

			Weighted
			average	Weighted		Weighted
	Exercise		remaining	average		average
	price	Number	contractual	exercise	Options	exercisable
	range	outstanding	life	price	exercisable	price
2005	$0.11	1,646,160	4 years	$0.11	87,908	$0.11
2006	$0.11	1,648,104	4 years	$0.11	788,258	$0.11
Significant assumptions used to estimate fair value for 2005
     The fair value of each option granted is estimated on the grant date using the minimum value method for nonpublic companies. The following assumptions were made in estimating fair value:

Assumption	Fixed plan
Dividend yield	0%
Expected term	4 years
Risk-free interest rate	5%
Expected life	4 years
Compensation cost charged to operations was $0. Cash received upon exercise under all share-based compensation arrangements totaled $0.

JOBFLASH, INC.
NOTES TO FINANCIAL STATEMENTS
For the Years Ended December 31, 2006 and 2005
NOTE 12 — SUBSEQUENT EVENTS
On March 7, 2007 under the Asset Purchase Agreement between Taleo Corporation and JobFlash Inc, Taleo Corporation purchased certain assets and liabilities of the Company for $3,018,500. According to the agreement $450,000 of the purchase price was deposited into an Escrow Fund. The Escrow Fund is available to Taleo Corporation for any claims and losses for up to 1 year after the sale.
On April 16, 2007, the Company’s Board of Directors approved commencement of dissolution proceedings with a target date for dissolution in September 2007. An initial distribution of $400,000 has been calculated according to the liquidation preference set forth by the funding documents. The remainder of the funds will be distributed when the Escrow fund matures in March 2008.